LETTER OF TRANSMITTAL
                       TO TENDER 1994 AND 1995 WARRANTS
                                      OF
                           FIDELITY FEDERAL BANCORP
                            PURSUANT TO THE OFFER
                           DATED SEPTEMBER 19, 1997

                  THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT
            5:00 P.M. CENTRAL STANDARD TIME, ON OCTOBER 31, 1997,
                        UNLESS THE OFFER IS EXTENDED.

                         TO: FIDELITY FEDERAL BANCORP
                    700 SOUTH GREEN RIVER ROAD, SUITE 2000
                          EVANSVILLE, INDIANA  47715
                ATTN: DONALD R. NEEL, EXECUTIVE VICE PRESIDENT

                          Confirmation by telephone:
                                (812) 469-2100

                       DESCRIPTION OF WARRANTS TENDERED
                          (See Instructions 3 and 4)

               NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                    (PLEASE FILL IN TENDERED CERTIFICATES
               EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))
                 (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)

                                                       Number of
             Certificate            Number             Warrants
              Number(s)           of Warrants          Tendered*
             -----------          -----------          ---------

     ------------------------     -----------          ----------

     ------------------------     -----------          ----------

     ------------------------     -----------          ----------
     Total Warrants Tendered:


* If you desire to tender fewer than all Warrants evidenced by any certificates listed above, please indicate in this column the number of Warrants you wish to tender. Otherwise, all Warrants evidenced by such certificates will be deemed to have been tendered. See Instruction 4.


This Letter of Transmittal is to be used only if certificates for Warrants (as defined below) are to be forwarded herewith.

                PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
              INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY
                        BEFORE CHECKING ANY BOX BELOW.

     Delivery of this instrument and all other documents to an address other than as set forth above does not constitute a valid delivery.

     Warrant Holders who cannot deliver the certificates for their Warrants to the Company prior to the Expiration Date (as defined in the Offer) or who cannot deliver a Letter of Transmittal and all other required documents to the Company prior to the Expiration Date must, in each case, tender their Warrants pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer.

              (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)


    / / Check here if tendered shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Company and complete the following:

          Name(s) of Registered Holder(s):__________________________________
          Date of Execution of Notice of Guaranteed Delivery:_______________ Name of Institution which Guaranteed Delivery:____________________

                READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Fidelity Federal Bancorp, an Indiana corporation (the "Company"), the above described Warrants, pursuant to the Company's Offer, dated September 19, 1997 (the "Offer"), receipt of which is hereby acknowledged and in this Letter of Transmittal (which together constitute the "Offer").

     Each 1994 Warrant represents the right to purchase 277 shares of common stock, and each 1995 Warrant represents the right to purchase 231 shares of common stock. The Board of Directors of the Company has decreased the exercise price, subject to the conditions set forth in the Offer, to $3.70 FOR THE 1994 WARRANTS and $4.04 FOR THE 1995 WARRANTS during the term of the Offer.

     Subject to and effective upon acceptance for exercise of the Warrants tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby agrees to subscribe for and purchase _____ shares of the Common Stock of the Company covered by such 1994 Warrant Certificate, and tenders payment herewith in full at the exercise price of $3.70 per share, and hereby agrees to subscribe for and purchase _____ shares of the Common Stock of the Company covered by such 1995 Warrant Certificate, and tenders payment herewith in full at the exercise price of $4.04 per share.

The undersigned hereby represents and warrants to the Company that:

      (a) the undersigned has full power and authority to tender, subscribe for and purchase _____ shares of the Common Stock of the Company covered by such 1994 Warrant Certificate and purchase _____ shares of the Common Stock of the Company covered by such 1995 Warrant Certificate;

      (b) he or she has good, marketable and unencumbered title to them, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their exercise, sale or transfer, and not subject to any adverse claim;

      (c) on request, the undersigned will execute and deliver any additional documents the Company deems necessary or desirable to complete the exercise of the Warrants tendered hereby;

      (d) the undersigned understands that Shares of the common stock of the Company acquired upon exercise of the Warrants pursuant to the Offer cannot be resold for a period of 2 years from the exercise of the Warrant, except as provided in the Offer;

      (e) the undersigned understands that tenders of Warrants pursuant to the Offer and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer; and

      (f) the undersigned has read and agrees to all of the terms of the Offer.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed below, exactly as they appear on the certificates representing Warrants tendered hereby. The certificate numbers, the number of Warrants represented by such certificates, and the number of Warrants that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the stock certificates for Shares of the Company's Common Stock purchased hereby and/or return any Warrant Certificates not tendered in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the stock certificates for Shares of the Company's Common Stock purchased hereby and/or return any Warrant Certificates not tendered (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the stock certificates for Shares of the Company's Common Stock purchased hereby and/or return any Warrant Certificates not tendered in the name(s) of, and mail said stock certificates for Shares of the Company's Common Stock purchased hereby and/or return any Warrant Certificates not tendered to, the person(s) at the address so indicated.

     THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF WARRANTS BY THE COMPANY FOR EXERCISE WILL CONSTITUTE A BINDING AGREEMENT BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                        SPECIAL ISSUANCE INSTRUCTIONS
                      (See Instructions 1, 4, 5, and 6)

     To be completed ONLY if certificates for Shares of the Company's Common Stock purchased hereby and/or any Warrant Certificates not tendered are to be issued in the name of and sent to someone other than the undersigned.

Issue Stock Certificates or return Warrant Certificates to:

     Name(s)                                                (Please Print)
            ------------------------------------------------
     Address                                                (Zip Code)
            ------------------------------------------------

            ------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS
                      (See Instructions 1, 4, 5, and 6)

     To be completed ONLY if certificates for Shares of the Common Stock of the Company purchased or any Warrant Certificates not tendered are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below.

Mail Certificates to: Name(s)
                             ------------------------------------------
                                                          (Please Print)
                       Address
                             ------------------------------------------

                             ------------------------------------------
                                                              (Zip Code)

                               PLEASE SIGN HERE
                   (To be completed by all Warrant Holders)

Signature(s) of Owner(s): _____________________________________________

_______________________________________________________________________
                     Signature(s) of Owner(s)

Dated:__________________________________________________________, 1997.

Name(s):_______________________________________________________________

_______________________________________________________________________
                          (Please Print)

_______________________________________________________________________

Capacity (full title):_________________________________________________

Address:_______________________________________________________________

_______________________________________________________________________
                        (Include Zip Code)

Area Code and Telephone Number:________________________________________

_______________________________________________________________________

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                          GUARANTEE OF SIGNATURES(S)
                          (See Instructions 1 and 5)

Name of Firm:_________________________________________________________

Authorized Signature:_________________________________________________

Name:_________________________________________________________________

______________________________________________________________________
                          (Please Print)

______________________________________________________________________

Title:________________________________________________________________

Address:______________________________________________________________
                        (Include Zip Code)

Area Code and Telephone Number:_______________________________________

Dated:________________________________________________________  , 1997

                                 INSTRUCTIONS
            Forming Part of the Terms and Conditions of the Offer

1.  GUARANTEE OF SIGNATURE.   No signature guarantee is required if either:

      (a) this Letter of Transmittal is signed by the registered holder of the Warrants exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled "Special Delivery Instructions" or "Special Issuance Instructions"; or

      (b) such Warrants are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

2.  DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

     Procedures.   This Letter of Transmittal is to be used only if
certificates for Warrants are delivered with it to the Company (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Company). Certificates for all physically tendered Warrants, together with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed photocopy of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Company at the appropriate address set forth on the front page of this Letter of Transmittal and must be delivered to the Company on or before the Expiration Date (as defined in the Offer).

     Warrant Holders whose certificates are not immediately available or who cannot deliver certificates for their Warrants and all other required documents to the Company before the Expiration Date, must tender their Warrants by or through an Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or photocopy of it (with any required signature guarantee)) and by otherwise complying with the guaranteed delivery procedures set forth in Section 2 of the Offer. Pursuant to such procedure, certificates for all physically tendered Warrants, as well as a properly completed and duly executed Letter of Transmittal (or photocopy of it) and all other documents required by this Letter of Transmittal, must be received by the Company within three New York Stock Exchange trading days after receipt by the Company of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR WARRANTS, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL

WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders, except as expressly provided in the Offer. All tendering Warrant Holders, by execution of this Letter of Transmittal (or a photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.  INADEQUATE SPACE.   If the space provided in the box captioned
"Description of Warrants Tendered" is inadequate, the certificate numbers and/or the number of Warrants should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. WARRANTS TENDERED. If fewer than all of the Warrants evidenced by any certificate are to be tendered, fill in the number of Warrants that are to be tendered in the column entitled "Number of Warrants Tendered," in the box captioned "Description of Warrants Tendered." In such case, a new certificate for the remainder of the Warrants evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in the "Special Delivery Instructions" or "Special Issuance Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Warrants represented by the certificate(s) listed and delivered to the Company will be deemed to have been tendered.

5.  SIGNATURES ON LETTER OF TRANSMITTAL.

      (a) If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond exactly with name(s) as written on the face of the certificate(s) without any change whatsoever.

      (b) If the Warrants are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

      (c) If any tendered Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

      (d) When this Letter of Transmittal is signed by the registered holder(s) of the Warrant listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Warrant or separate stock power(s) are required unless the certificate(s) for Warrants not tendered are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if their certificate(s) for Warrants not tendered are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

      (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

6.  SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS.   If certificate(s)
for Warrants not tendered and/or certificates for shares purchased upon exercise of a Warrant are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7.  IRREGULARITIES.   All questions as to the number of Warrants to be
accepted, the validity, form, eligibility (including time of receipt) and acceptance for exercise of any tender of Warrants will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Warrants it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Warrants, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Warrants will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

8. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer and this Letter of Transmittal may be obtained from the Company at the address and telephone number set forth below.

                           FIDELITY FEDERAL BANCORP
                    700 SOUTH GREEN RIVER ROAD, SUITE 2000
                          EVANSVILLE, INDIANA  47715
                ATTN: DONALD R. NEEL, EXECUTIVE VICE PRESIDENT

                          Confirmation by telephone:
                                (812) 469-2100

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH WARRANT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE COMPANY ON OR PRIOR TO 5:00 P.M., CENTRAL STANDARD TIME, ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER).